UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

Ocuphire Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37000 Grand River Avenue, Suite 120 Farmington Hills, MI	48335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (248) 681-9815

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OCUP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

As previously disclosed in a Form 8-K filed on November 6, 2020 and a Form 8-K filed on November 25, 2020, on June 29, 2020, Ocuphire Pharma, Inc. (the “Company”) entered into that certain Amended and Restated Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Major Holders”) certain directors and officers of the predecessor to the Company who remained in such capacity for the combined company following the November 5, 2020 merger with Rexahn Pharmaceuticals, Inc. (the “Affiliates”), and certain other predecessor Company investors (the "Other Holders", and together with the Major Holders and Affiliates, the “Holders”) for the purchase by the Holders of securities of the Company, including common stock and warrants. On November 19, 2020, the Company issued to the Holders, pursuant to the Purchase Agreement (i) Series A Warrants (the “Series A Warrants”) to purchase up to an aggregate of 5,665,838 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an initial exercise price of $4.4795 and (ii) Series B Warrants (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”) to purchase up to an aggregate of 665,836 shares of Common Stock at an exercise price of $0.0001. The number of shares of Common Stock underlying the Series A Warrants and the Series B Warrants, as well as the exercise price of the Series A Warrants, were subject to periodic, price-based resets.

Effective February 3, 2021 (the “Effective Date”), each Holder entered into a Waiver Agreement with the Company (collectively, the “Waiver Agreements”). Pursuant to the Waiver Agreements, the Holders and the Company agreed to waive certain rights, finalize the exercise price and number of Series A Warrants and Series B Warrants, eliminate certain financing restrictions, extend the term of certain leak-out agreements, and, in the case of the Major Holders, grant certain registration rights for the shares underlying the Warrants as described herein.

Waiver of Warrant Resets and Final Determination of Number of Series B Warrants

Pursuant to the Waiver Agreements, each Holder agreed to waive the reset provisions in the Warrants in order to allow for one more immediate and final reset of the number of shares of Common Stock underlying the Warrants and the exercise price of the Series A Warrants such that (A) the exercise price of the Series A Warrants was fixed at the initial exercise price of $4.4795 per share, (B) the number of shares underlying all of the Series A Warrants was fixed at the initial number of warrant shares (5,665,838 in the aggregate) and (C) in the case of all Holders, the number of shares underlying all of the Series B Warrants was fixed (1,708,334 in the aggregate with respect to all Holders) (the “Final Series B Reset”).

The Affiliates waived their right to the Final Series B Reset such that the number of Series B Warrants for such Affiliates was fixed at the initial number of Series B Warrants issued to such Affiliate on November 19, 2020.

Waiver of Restrictions on Financing

The Purchase Agreement included restrictions on the Company's ability to (a) file any registration statement or any amendment or supplement thereto, or cause any registration statement to be declared effective by the Securities and Exchange Commission (the “SEC”), or grant any registration rights to any person and (b) except for certain excluded issuances, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its subsidiaries’ debt, equity or equity equivalent securities (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or be party to any solicitations, negotiations or discussions with regard to the foregoing. Under the Waiver Agreement, such provisions are amended such that as of the Effective Date, the Company will be permitted to file a registration statement with the SEC using a “shelf registration” process under the Securities Act of 1933, as amended, provided that such registration statement, in addition to any securities to be offered by the Company, includes the registration of the shares underlying the Warrants. The Waiver Agreement further provides that the Company may file registration statements and undertake Subsequent Placements at any time following the close of business on March 1, 2021, subject to the Major Holders’ participation rights described below.

The Purchase Agreement also provided that each of the Major Holders would have certain participation rights in any Subsequent Placement for a period of one year following the closing of the Purchase Agreement, or November 5, 2021. In connection with the Waiver Agreement, such participation rights were extended to December 31, 2021, subject to a limitation of participation in any such Subsequent Placement (50% in the aggregate); provided that such participation rights will not apply to any at-the-market equity offering implemented by the Company through a broker dealer at any time following the Effective Date; and provided further that the Company will not be able to issue any equity securities under such at-the-market equity offering until on or after April 15, 2021.

Notwithstanding the foregoing, the restrictions on the Company’s ability to effect a variable rate transaction contained in the Purchase Agreement, other than an at-the-market equity offering have not been amended by the Company and the Required Holders.

Registration Rights

The Waiver Agreement also provides certain registration rights to each of the Major Holders such that the Company is required to file an initial resale registration statement with respect to the shares underlying the Warrants within 5 trading days after the Effective Date. The Company will be required to use its commercially reasonable efforts to maintain the effectiveness of such registration statement or additional registration statements registering the shares underlying the Warrants until the earlier of (i) the date as of which such Major Holders may sell all of the Registrable Securities covered by the applicable registration statement(s) without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) or (ii) the date on which such Major Holders have sold all of the Registrable Securities covered by the applicable registration statement(s).

These registration rights are subject to certain conditions and limitations, including the Company’s right to delay or withdraw a registration statement under certain circumstances. The registration rights granted in the Waiver Agreement are subject to customary indemnification and contribution provisions.

The Affiliates and the Other Holders did not receive any registration rights pursuant to the Waiver Agreement.

Extension of Leak Out Provisions.

Pursuant to the Waiver Agreements, the Company and each of the Holders have agreed to extend the “leak out” protection to the Company agreed upon in Leak Out Agreements signed by such Holder on November 5, 2020, which limits the amount of shares of Common Stock each Holder can sell, including upon exercise of the Warrants, to until earlier of (i) thirty (30) days following the date on which the Company closes on the sale and issuance of additional shares of the Common Stock at any time or from time to time following the Effective Date (as defined in the Waiver Agreements) resulting in gross proceeds to the Company of at least $20,000,000, excluding proceeds received by the Company from any at-the-market equity offering through a broker dealer, and (ii) November 19, 2021.

The description of terms and conditions of the Waiver Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Waiver Agreement, which is attached hereto as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Form of Waiver Agreement, dated as of February 3, 2021, by and between Ocuphire Pharma, Inc. and the Holder(s).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUPHIRE PHARMA, INC.

By:	/s/ Mina Sooch
Mina Sooch
Chief Executive Officer

Date: February 3, 2021

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